Fees Summary	Jan. 21, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	664,655.17
Total Transaction Valuation	4,812,854,253.95
Total Offset Amount	0
Net Fee	$ 664,655.17